SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

January 24, 2006
Date of Report (Date of earliest event reported)

INERGY, L.P.
(Exact name of Registrant as specified in its charter)

Delaware	0-32453	43-1918951
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Two Brush Creek Boulevard, Suite 200
Kansas City, MO 64112
(Address of principal executive offices)

(816) 842-8181
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

_______________________________________________________________________

Item 8.01 Other Events.

On January 24, 2006, Inergy, L.P. (the "Partnership") issued a press release, which reports that it has acquired the assets of Propane Gas Service, Inc. The press release is included herewith as Exhibit 99.1 and is incorporated herein by reference.

Additionally, as reported on the Partnership's Current Report on Form 8-K filed on January 24, 2006, John J. Sherman, President and Chief Executive Officer of the Partnership, was scheduled to appear on CNBC's "Squawk Box" television program on Wednesday, January 25, 2006. Due to network scheduling conflicts, Mr. Sherman will not appear on this program.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits.
Exhibit Number	Description
99.1	Press Release dated January 24, 2006.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
INERGY, L.P.
By: INERGY GP, LLC, Its Managing General Partner

Date: January 24, 2006	By: /s/ Laura L. Ozenberger _____________________________________
Laura L. Ozenberger Vice President - General Counsel and Secretary